UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

CYTORI THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Callan Road San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 458-0900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement

On April 11, 2017, Cytori Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC (the “Underwriter”) relating to the issuance and sale of 8,600,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The price to the public in this offering is $1.10 per share. The Underwriter has agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $1.0395 per share. The net proceeds to the Company from the offering are expected to be approximately $8.7 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The offering is expected to close on or about April 17, 2017, subject to customary closing conditions. In addition, under the terms of the Underwriting Agreement, the Company has granted the Underwriter a 45-day option to purchase up to 944,000 additional shares of Common Stock.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-195846) previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) and a prospectus supplement and accompanying prospectus filed with the SEC.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the terms of the Underwriting Agreement, the Company has agreed to issue to Maxim Group LLC or its designee a warrant (the “Warrant”) to purchase the number of shares of Common Stock equal to 1.0% of the total number of shares sold in the offering. The Warrant will be exercisable beginning six (6) months after the date of issuance and expire five (5) years after the date of the prospectus supplement filed in connection with the offering (the “Prospectus Supplement”). The Warrant will be exercisable at a price per share of $1.32. The Warrant may be exercised in whole or in part, and provides for “cashless” exercise, “piggyback” registration rights for seven (7) years from the date of the Prospectus Supplement, a one-time demand registration right for five (5) years from the date of the Prospectus Supplement and customary anti-dilution protection in the event of stock splits, stock dividends, recapitalizations and the like.

The Warrant and the shares issuable upon exercise of the Warrant will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws.

The foregoing descriptions of the Underwriting Agreement and the Warrant are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the Warrant, copies of which are filed as Exhibits 1.1 and 4.1, respectively, to this report and are incorporated by reference herein. A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of Common Stock in the offering is attached as Exhibit 5.1 to this report.

On April 10, 2017, the Company issued a press release announcing the proposed offering, and on April 11, 2017, the Company issued a press release announcing the pricing of the offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Item 3.02            Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the Warrant is hereby incorporated by reference into this Item 3.02.

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “think,” “may,” “could,” “will,” “would,” “should,” “continue,” “potential,” “likely,” “opportunity” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s expectations on the completion of the offering and the expected net proceeds therefrom. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering and other risks and uncertainties inherent in the Company’s business, including those described in the Company’s other periodic filings with the SEC and the prospectus supplement and related prospectus for this offering filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. There may be events in the future that the Company is unable to predict, or over which it has no control, and the Company’s business, financial condition, results of operations and prospects may change in the future. The Company assumes no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date they are made, except as required by applicable law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01            Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 11, 2017, by and between Cytori Therapeutics, Inc. and Maxim Group LLC
4.1	Form of Warrant, by and between Cytori Therapeutics, Inc. and Maxim Group LLC
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Cytori Therapeutics, Inc. Press Release, dated April 10, 2017
99.2	Cytori Therapeutics, Inc. Press Release, dated April 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2017	CYTORI THERAPEUTICS, INC.

	By:	/s/ Tiago M. Girão
	Name:	Tiago M. Girão
	Title:	VP Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 11, 2017, by and between Cytori Therapeutics, Inc. and Maxim Group LLC
4.1	Form of Warrant, by and between Cytori Therapeutics, Inc. and Maxim Group LLC
5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
99.1	Cytori Therapeutics, Inc. Press Release, dated April 10, 2017
99.2	Cytori Therapeutics, Inc. Press Release, dated April 11, 2017